Exhibit 32.2

Certification of Chief Financial Officer Pursuant to
18 U.S.C. Section 1350

I, John E. Biallas, as Chief Financial Officer of Dividend Capital Total Realty Trust Inc, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2008

/s/ JOHN E. BIALLAS
Name:	John E. Biallas
Title:	Chief Financial Officer